EXHIBIT 1.1

             Shares

Masimo Corporation

Common Stock

PURCHASE AGREEMENT

                    , 2007

PIPER JAFFRAY & CO.

DEUTSCHE BANK SECURITIES INC.

CITIGROUP GLOBAL MARKETS INC.

COWEN AND COMPANY, LLC

THOMAS WEISEL PARTNERS LLC

  As Representatives of the several

    Underwriters named in Schedule I hereto

c/o Piper Jaffray & Co.

800 Nicollet Mall

Minneapolis, Minnesota 55402

and

c/o Deutsche Bank Securities Inc.

60 Wall Street

New York, NY 10005

Ladies and Gentlemen:

Masimo Corporation, a Delaware corporation (the “Company”), and the stockholders of the Company listed in Schedule I hereto (the “Selling Stockholders”) severally propose to sell to the several Underwriters named in Schedule II hereto (the “Underwriters”) an aggregate of          shares (the “Firm Shares”) of Common Stock, $0.001 par value per share (the “Common Stock”), of the Company. The Firm Shares consist of          authorized but unissued shares of Common Stock to be issued and sold by the Company and          outstanding shares of Common Stock (the “Selling Stockholder Shares”) to be sold by the Selling Stockholders. The Company has also granted to the several Underwriters an option to purchase up to          additional shares of Common Stock, on the terms and for the purposes set forth in Section 3 hereof (the “Option Shares”). The Firm Shares and any Option Shares purchased pursuant to this Purchase Agreement are herein collectively called the “Securities.”

The Company and the Selling Stockholders hereby confirm their agreement with respect to the sale of the Securities to the several Underwriters, for whom you are acting as representatives (the “Representatives”).

1. Registration Statement and Prospectus. A registration statement on Form S-1 (File No. 333-142171) with respect to the Securities, including a preliminary form of prospectus, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations (“Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder and has been filed with the Commission; one or more amendments to such registration statement have also been so prepared and have been, or will be, so filed; and, if the Company has elected to rely upon Rule 462(b) of the Rules and Regulations (“Rule 462(b)”) to increase the size of the offering registered under the Act, the Company will prepare and file with the Commission a registration statement with respect to such increase pursuant to Rule 462(b). Copies of such registration statement(s) and amendments and each related preliminary prospectus have been delivered to you.

If the Company has elected not to rely upon Rule 430A of the Rules and Regulations, (“Rule 430A”) the Company has prepared and will promptly file an amendment to the registration statement and an amended prospectus. If the Company has elected to rely upon Rule 430A, it will prepare and file a prospectus pursuant to Rule 424(b) of the Rules and Regulations (“Rule 424(b)”) that discloses the information previously omitted from the prospectus in reliance upon Rule 430A. Each part of such registration statement as amended at the time it is or was declared effective by the Commission, and, in the event of any amendment thereto after the effective date, each part of such registration statement as so amended (but only from and after the effectiveness of such amendment or, the date it is first used after effectiveness of the registration statement, in the case of information contained in a form of prospectus filed with the Commission pursuant to Rule 424(b) and deemed to be part of the registration statement pursuant to Rule 430C of the Rules and Regulations (“Rule 430C”)), including a registration statement (if any) filed pursuant to Rule 462(b) increasing the size of the offering registered under the Act, information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A(b) and information (if any) contained in a form of prospectus required to be filed with the Commission pursuant to Rule 424(b) and deemed to be part of and included in the registration statement on the date it is first used after effectiveness in accordance with Rule 430C, is hereinafter called the “Registration Statement.” The prospectus included in the Registration Statement at the time it is or was declared effective by the Commission is hereinafter called the “Prospectus,” except that if any prospectus filed by the Company with the Commission pursuant to Rule 424(b) or any other such prospectus provided to the Underwriters by the Company for use in connection with the offering of the Securities (whether or not required to be filed by the Company with the Commission pursuant to Rule 424(b) but not including a “free writing prospectus” as defined in Rule 405 of the Rules and Regulations (“Rule 405”) differs from the prospectus on file at the time the Registration Statement is or was declared effective by the Commission, the term “Prospectus” shall refer to such differing prospectus from and after the time such prospectus is filed with the Commission or transmitted to the Commission for filing pursuant to such Rule 424(b) or from and after the time of its first use within the meaning of the Rules and Regulations. The term “Preliminary Prospectus” as used herein means any preliminary prospectus included in the Registration Statement prior to the time it becomes or became effective under the Act and any prospectus subject to completion as described in Rule 430A.

All references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to include the filing of any prospectus supplement pursuant to Rule 424(b).

2. Representations and Warranties of the Company and the Selling Stockholders.

(a) The Company represents and warrants to, and agrees with, the several Underwriters as follows:

(i) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission and each Preliminary Prospectus, at the time of filing thereof or the time of first use within the meaning of the Rules and Regulations, complied in all material respects with the requirements of the Securities Act and the Rules and Regulations and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any Preliminary Prospectus in reliance upon, and in conformity with, written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof.

(ii) As of the time any part of the Registration Statement (or any post-effective amendment thereto, including a registration statement (if any) filed pursuant to Rule 462(b) increasing the size of the offering registered under the Act) became effective, upon the filing or first use within the meaning of the Rules and Regulations of the Prospectus (or any supplement to the Prospectus) and at the First Closing Date and Second Closing Date (as hereinafter defined), (A) the Registration Statement and the Prospectus (in each case, as so amended and/or supplemented) conformed or will conform in all material respects to the requirements of the Act and the Rules and Regulations, (B) the Registration Statement (as so amended) did not or will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) the Prospectus (as so supplemented) did not or will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they are or were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any such document in reliance upon, and in conformity with, written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof. If the Registration Statement has been declared effective by the Commission, no stop order suspending the effectiveness of the Registration Statement has been issued, and, to the Company’s knowledge, no proceeding for that purpose has been initiated or threatened by the Commission.

(iii) Neither (A) the Issuer-Represented General Free Writing Prospectus(es) issued at or prior to the Time of Sale and the Statutory Prospectus at the Time of Sale, all considered together (collectively, the “Time of Sale Disclosure Package”), nor (B) any individual Issuer-Represented Limited-Use Free Writing Prospectus, when considered together with the Time of Sale Disclosure Package, includes or included as of the Time of Sale any untrue statement of a material fact or omit or omitted as of the Time of Sale to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Statutory Prospectus or any Issuer-Represented Free Writing Prospectus based upon and in conformity with written information furnished to the Company by you or by any Underwriter through you specifically for use therein. As used in this paragraph and elsewhere in this Agreement:

(1) “Time of Sale” means         :00 pm (Eastern time) on the date of this Agreement.

(2) “Statutory Prospectus” as of any time means the prospectus that is included in the Registration Statement immediately prior to that time. For purposes of this definition, information contained in a form of prospectus that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430A shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus is filed with the Commission pursuant to Rule 424(b).

(3) “Issuer-Represented Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Rules and Regulations (“Rule 433”), relating to the Securities that (A) is required to be filed with the Commission by the Company, or (B) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms or pursuant to Rule 433(d)(8)(ii) because it is a “bona fide electronic road show,” as defined in Rule 433 which is made available by the Company without restriction, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

(4) “Issuer-Represented General Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule III to this Agreement.

(5) “Issuer-Represented Limited-Use Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is not an Issuer-Represented General Free Writing Prospectus. The term Issuer-Represented Limited-Use Free Writing Prospectus also includes any “bona fide electronic road show,” as defined in Rule 433, that is made available without restriction pursuant to Rule 433(d)(8)(ii), even though not required to be filed with the Commission.

(iv)(A) Each Issuer-Represented Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Company notified or notifies the Representatives as described in Section 4(a)(iii)(B), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement. The foregoing sentence does not apply to statements in or omissions from any Issuer-Represented Free Writing Prospectus based upon and in conformity with written information furnished to the Company by you or by any Underwriter through you specifically for use therein.

(B)(1) At the time of filing the Registration Statement and (2) at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, including the Company or any subsidiary in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405, nor an “excluded issuer” as defined in Rule 164 of the Rules and Regulations (“Rule 164”).

(C) Each Issuer-Represented Free Writing Prospectus satisfied, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities, all other conditions to use thereof as set forth in Rules 164 and 433.

(v) The financial statements of the Company, together with the related notes, set forth in the Registration Statement, the Time of Sale Disclosure Package and Prospectus comply in all material respects with the requirements of the Act and fairly present the financial condition of the Company as of the dates indicated and the results of operations and changes in cash flows for the periods therein specified in conformity with generally accepted accounting principles in the United States consistently applied throughout the periods involved; and the supporting schedules included in the Registration Statement, the Time of Sale Disclosure Package and Prospectus present fairly in all material respects the information required to be stated therein. No other financial statements or financial information is required to be included in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus. To the Company’s knowledge, Grant Thornton LLP, which has expressed its opinion with respect to the financial statements and schedules filed as a part of the Registration Statement and included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, is (x) an independent public accounting firm within the meaning of the Act and the Rules and Regulations, (y) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”)) and (z) not in violation of the auditor independence requirements of the Sarbanes Oxley Act. Except as disclosed in the

Registration Statement, the Time of Sale Disclosure Package and the Prospectus, there are no material off-balance sheet transactions, arrangements, obligations (including contingent obligations), or any other relationships with unconsolidated entities or other persons, that would reasonably be expected to have a material current or, to the Company’s knowledge, material future effect on the Company’s financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenue or expenses.

(vi) Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its subsidiaries has full corporate power and authority to own its properties and conduct its business as currently being conducted and as described in the Registration Statement, the Time of Sale Disclosure Package and Prospectus, and is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary and in which the failure to so qualify would have a material adverse effect upon, or change in, the business, prospects (as described in the Registration Statement), properties, operations, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole (“Material Adverse Effect” or “Material Adverse Change”).

(vii) Except as disclosed in the Time of Sale Disclosure Package and in the Prospectus, subsequent to the respective dates as of which information is given in the Time of Sale Disclosure Package, neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants), or any material change in the short-term or long-term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock (other than grants of stock options in the ordinary course of business under the Company’s existing stock option plans) of the Company or any of its subsidiaries, or any Material Adverse Change or any development that would reasonably be expected to result in a Material Adverse Change.

(viii) Except as disclosed in the Time of Sale Disclosure Package and the Prospectus, there is not pending or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company is the subject before or by any court or Governmental Authority (as defined below), or any arbitrator, which, individually or in the aggregate, would reasonably be expected to result in any Material Adverse Change. There are no actions, suits or proceedings to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company is the subject that are required to be disclosed in the Registration Statement, Time of Sale Disclosure Package and Prospectus by the Act or by the Rules and Regulations that have not been so disclosed.

(ix) There are no statutes, regulations, contracts or documents that are required to be described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus or be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations that have not been so described or filed.

(x) This Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not (i) result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, (ii) result in any violation of the provisions of the Company’s charter or by-laws or (iii) result in the violation of any law or statute, or any order, rule, regulation, judgment or decree of any court or arbitrator or federal, state, local or foreign governmental agency or regulatory authority having jurisdiction over the Company or any of its subsidiaries, properties or assets (each, a “Governmental Authority”); except for any breach or violation described in clause (i) or (iii) which would not reasonably be expected to have a Material Adverse Effect. No consent, approval, authorization or order of, or filing with, any court or Governmental Authority is required for the execution, delivery and performance of this Agreement or for the consummation of the transactions contemplated hereby, including the issuance or sale of the Securities by the Company, except such as may be required under the Act, state securities or blue sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the “NASD”) or NASD Regulation, Inc.; and the Company has full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, including the authorization, issuance and sale of the Securities as contemplated by this Agreement.

(xi) All of the issued and outstanding shares of capital stock of the Company, including the outstanding shares of Common Stock, are duly authorized and validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities that have not been waived or complied with prior to the effectiveness of the Registration Statement, and the holders thereof are not subject to personal liability solely by reason of being such holders; the Securities which may be sold hereunder by the Company have been duly authorized and, when issued, delivered and paid for in accordance with the terms of this Agreement, will have been validly issued and will be fully paid and nonassessable, and the holders thereof will not be subject to personal liability as of the time of purchase from the Representatives solely by reason of being such holders; and the capital stock of the Company, including the Common Stock, conforms to the description thereof in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus. Except as otherwise disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company’s charter, bylaws or any agreement or other instrument to which the Company is a party or by which the Company is bound that have not been complied with prior to the effectiveness of the Registration Statement. Neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any shares of Common Stock or other securities of the Company that have not been waived or complied with prior to the effectiveness of the Registration Statement. All of the issued and outstanding shares of capital stock of each of the subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, the Company owns of record and beneficially, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances, all of the issued and outstanding shares of such stock. Except as disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company or any subsidiary any shares of the capital stock of the Company or any subsidiary (other than rights that have been waived). The Company has an authorized and outstanding capitalization as set forth in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus.

(xii) The Company and each of its subsidiaries possess all material licenses, certificates, approvals, clearances, authorizations, exemptions, registrations, permits and other authorizations (“Permits”) issued by, and have made all material declarations and filings with, the appropriate Governmental Authorities that are necessary for the ownership or lease of their properties for the conduct of their businesses; neither the Company nor its subsidiaries have received notice of any revocation or modification of any such Permit and have no reason to believe that any such Permit will not be renewed in the ordinary course; and the Company and its subsidiaries are in compliance in all material respects with all applicable federal, state, local and foreign laws, regulations, orders and decrees.

(xiii) The Company and its subsidiaries have good and marketable title to all property (whether real or personal) described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus as being owned by them, in each case free and clear of all liens, claims, security interests, other encumbrances or defects except such as are disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, and except as do not (individually or in the aggregate) materially affect the value of such property or materially interfere with the use made of such property by the Company and its subsidiaries. The property held under lease by the Company and its subsidiaries is held by them under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company or its subsidiaries.

(xiv) The Company and its subsidiaries own, possess, license or can acquire on reasonable terms all Intellectual Property (as defined below) necessary for the conduct of the business of the Company and its subsidiaries as now conducted or as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus to be conducted, except to the extent such failure to own, possess, license or acquire such Intellectual Property would not result in a Material Adverse Change. Except as disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, (i) to the knowledge of the Company, there is no infringement, misappropriation or violation by third parties of any such Intellectual Property; (ii) other than in connection with proceedings before patent offices, including, but not limited to, Patent Interferences between the Company and Nellcor Puritan Bennett Inc. (“Nellcor”), there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the rights of the Company and its subsidiaries in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iii) other than in connection with proceedings before patent offices, including, but not limited to, Patent Interferences between the Company and Nellcor and a proceeding before the French Competition Authority, the Intellectual Property owned by the Company and its subsidiaries and, to the knowledge of the Company, the Intellectual Property licensed to the Company and its subsidiaries has not been adjudged invalid or unenforceable (except for the patent rendered unenforceable as a result of litigation between the Company and Nellcor), in whole or in part, and there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iv) there is no pending or threatened action, suit, proceeding or claim by others that the Company or its subsidiaries infringe, misappropriate or otherwise violate any Intellectual Property or other proprietary rights of others, the Company and its subsidiaries have not received any written notice of such claim and the Company is unaware of any other facts which would form a reasonable basis for any such claim; and (v) to the Company’s knowledge, no employee of the Company or its subsidiaries is in or has ever been in violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company or a subsidiary, or actions undertaken by the employee while employed with the Company or a subsidiary, except as would not reasonably be expected to result in a Material Adverse Effect. The term “Intellectual Property” as used herein means patents, patent applications, trademarks and service marks, trademarks and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property.

(xv) Neither the Company nor any of its subsidiaries is (a) in violation of its respective charter or by-laws; (b) in breach of or otherwise in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default in the performance or observance of any material term, covenant, obligation, agreement or condition contained in any bond, debenture, note, indenture, loan agreement, mortgage, deed of trust, or any other material contract, lease or other instrument to which it is subject or by which any of them may be bound, or to which any of the material property or assets of the Company or any of its subsidiaries is subject or (c) in violation of any law or statute or any order, rule, regulation, judgment or decree or any court or arbitrator or Governmental Authority; except (in the case of clause (b) and (c) above) for violations or defaults that would not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

(xvi) The Company and its subsidiaries have timely filed all federal, state, local and foreign income and franchise tax returns required to be filed and are not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company or any of its subsidiaries is contesting in good faith. There is no pending dispute with any taxing authority relating to any of such returns and the Company has no knowledge of any proposed liability for any tax to be imposed upon the properties or assets of the Company for which there is not an adequate reserve reflected in the Company’s financial statements included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus.

(xvii) The Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus, the Time of Sale Disclosure Package or the Prospectus or other materials permitted by the Act to be distributed by the Company; provided, however, that, except as set forth on Schedule III, the Company has not made and will not make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 except in accordance with the provisions of Section 4(a)(xix) of this Agreement.

(xviii) The Securities have been approved for inclusion in the Nasdaq Global Market upon official notice of issuance and, on the date the Registration Statement became or becomes effective, the Company’s Registration Statement on Form 8-A or other applicable form under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), became or will become effective.

(xix) Other than the subsidiaries of the Company listed in Exhibit 21 to the Registration Statement, the Company, directly or indirectly, owns no capital stock or other equity or ownership interest in any corporation, partnership, association, trust or other entity.

(xx) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since the date of the most recent evaluation of such system of internal accounting controls, there has been no change in internal control over financial reporting, including any corrective actions with regard to significant deficiencies or material weaknesses.

(xxi) The Company’s board of directors has validly appointed an audit committee that satisfies the applicable requirements of Rule 4350(d)(2) of the NASDAQ Marketplace Rules (the “Nasdaq Rules”) and the Company’s board of directors has adopted a charter that satisfies the requirements of Rule 4350(d)(1) of the Nasdaq Rules. Neither the Company’s board of directors nor the audit committee has been informed, nor is any director of the Company aware, of (1) any significant deficiencies in the design or operation of the Company’s internal controls which would adversely affect the Company’s ability to record, process, summarize and report financial data or any material weakness in the Company’s internal controls; or (2) any fraud, whether or not material, that involves management or other employees of the Company who have a significant role in the Company’s internal control over financial reporting.

(xxii) No relationship, direct or indirect, exists between or among the Company and its subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company and its subsidiaries on the other hand, which is required to be described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus which is not so described. Neither the Company nor its subsidiaries has, directly or indirectly, extended or maintained credit, or arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any of their directors or executive officers in violation of applicable laws, including Section 402 of the Sarbanes-Oxley Act.

(xxiii) Except as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, the Company and its subsidiaries: (i) are and at all times have been in material compliance with all statutes, rules, and regulations applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any Company product or product candidate (“Applicable Laws”); (ii) have not received any FDA Form 483, notice of adverse finding, warning letter, untitled letter or other correspondence or notice from the U.S. Food and Drug Administration (“FDA”) or any other Governmental Authority alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, exemptions, registrations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (iii) possess all material Authorizations and such Authorizations are valid and in full force and effect, and are not in violation of any term or requirement of any such Authorizations; (iv) have not received notice of any pending or threatened claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any Governmental Authority or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations and have no knowledge that any such Governmental Authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (v) have not received notice that any Governmental Authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations and have no knowledge that any such Governmental Authority is considering such action; (vi) have filed, obtained, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct on the date filed (or were corrected or supplemented by a subsequent submission); and (vii) have not, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any recall, market withdrawal or replacement, safety alert, post sale warning, “dear doctor” letter, or other notice or action relating to the alleged lack of safety or efficacy of any product or any alleged product defect or violation and, to the knowledge of the Company, no third party has initiated or conducted or given notice that it intends to initiate any such notice or action.

(xxiv) The studies, tests and preclinical and clinical trials conducted by the Company and its subsidiaries and, to the Company’s knowledge, the studies, tests and preclinical and clinical trials conducted on behalf of the Company and its subsidiaries were and, if still pending, are being conducted in accordance with experimental protocols, procedures and controls pursuant to accepted professional scientific standards and all Applicable Laws and Authorizations, including, without limitation, the Federal Food, Drug and Cosmetic Act and the rules and regulations promulgated thereunder (collectively, “FFDCA”). The descriptions of the results of such studies, tests and trials contained in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus are accurate and complete in all material respects and fairly present the data derived from such studies, tests and trials. Neither the Company nor any of its subsidiaries has any knowledge of any studies, tests or trials the results of which conflict with the study, test, or trial results described or referred to in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus when viewed in the context in which such results are described and the clinical state of development, other than those made available to the Underwriters. Neither the Company nor any of its subsidiaries has received any notices or correspondence from any Governmental Authority requiring the termination, suspension or material modification of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company or its subsidiaries.

(xxv) The Company and its subsidiaries (i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their business; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in any such case for any such failure to comply, or failure to receive required permits, licenses or approvals, or liability as would not, individually or in the aggregate, result in a Material Adverse Change.

(xxvi) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its subsidiaries has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including ERISA and the Internal Revenue Code of 1986, as amended (the “Code”). No material prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption. The Company and its affiliates do not maintain, and within the last six years have not maintained or had any obligations or liabilities with respect to, any employee benefit plan that is subject to the funding rules of Section 412 of the Code or Section 302 or Title IV of ERISA.

(xxvii) Except as disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries has granted rights to develop, manufacture, produce, assemble, distribute, license, market or sell its products to any other person and is not bound by any agreement that affects the exclusive right of the Company and any subsidiary to develop, manufacture, produce, assemble, distribute, license, market or sell its products.

(xxviii) Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

(xxix) Other than as contemplated by this Agreement, the Company has not incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(xxx) Neither the Company nor, to the Company’s knowledge, any of its affiliates is presently doing business with the government of Cuba or with any person or affiliate located in Cuba.

(xxxi) The Company carries, or is covered by, insurance issued by insurers or nationally recognized financial responsibility in such amounts and covering such risks as it reasonably believes is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries; and the Company has (i) not received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from other insurers as may be necessary to continue its business.

(xxxii) None of the Company, its subsidiaries or, to the knowledge of the Company, any director, officer, agent or employee of the Company has (i) used any funds of the Company or its subsidiaries for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from funds of the Company or its subsidiaries; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(xxxiii) Except with notice to the Representatives and compliance with applicable laws, none of the Directed Stock (as defined below) distributed in connection with the Directed Stock Program (as defined below) will be offered or sold outside of the United States.

(xxxiv) The Company is not and, after giving effect to the offering and sale of the Securities, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

(xxxv) The Company is in compliance with all applicable provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission thereunder.

(xxxvi) The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-14 and 15d-14 under the Exchange Act) and such controls and procedures are effective in ensuring that material information relating to the Company, including its subsidiaries, is made known to the principal executive officer and the principal financial officer. The Company has utilized such controls and procedures in preparing and evaluating the disclosures in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus.

(xxxvii) The Amended and Restated Cross-License Agreement, effective as of January 1, 2007, as amended, by and between the Company and Masimo Labs, a Delaware corporation, has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnity thereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

(b) Each Selling Stockholder represents and warrants to, and agrees with, the several Underwriters as follows:

(i) Such Selling Stockholder is the record and beneficial owner of, and has, and on the First Closing Date will have, valid and marketable title to the Securities to be sold by such Selling Stockholder, free and clear of all security interests, claims, liens, restrictions on transferability, legends, proxies, equities or other encumbrances other than the Custody Agreement; and upon delivery of and payment for such Securities hereunder, the several Underwriters will acquire valid and marketable title thereto, free and clear of any security interests, claims, liens, restrictions on transferability, legends, proxies, equities or other encumbrances. Such Selling Stockholder is selling the Securities to be sold by such Selling Stockholder for such Selling Stockholder’s own account and is not selling such Securities, directly or indirectly, for the benefit of the Company, and no part of the proceeds of such sale received by such Selling Stockholder will inure, either directly or indirectly, to the benefit of the Company other than as described in the Registration Statement and Prospectus.

(ii) Such Selling Stockholder has duly authorized, executed and delivered a Letter of Transmittal and Custody Agreement (“Custody Agreement”), which Custody Agreement is a valid and binding obligation of such Selling Stockholder, to                     , as Custodian (the “Custodian”); pursuant to the Custody

Agreement the Selling Stockholder has placed in custody with the Custodian, for delivery under this Agreement, the certificates representing the Securities to be sold by such Selling Stockholder; such certificates represent validly issued, outstanding, fully paid and nonassessable shares of Common Stock; and such certificates were duly and properly endorsed in blank for transfer, or were accompanied by all documents duly and properly executed that are necessary to validate the transfer of title thereto, to the Underwriters, free of any legend, restriction on transferability, proxy, lien or claim, whatsoever.

(iii) Such Selling Stockholder has the power and authority to enter into this Agreement and to sell, transfer and deliver the Securities to be sold by such Selling Stockholder; and such Selling Stockholder has duly authorized, executed and delivered to Mark de Raad and Christopher Kilpatrick, as attorneys-in-fact (the “Attorneys-in-Fact”), an irrevocable power of attorney (a “Power of Attorney”) authorizing and directing the Attorneys-in-Fact, or either of them, to effect the sale and delivery of the Securities being sold by such Selling Stockholder, to enter into this Agreement and to take all such other action as may be necessary hereunder.

(iv) This Agreement, the Custody Agreement and the Power of Attorney have each been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and each constitutes a valid and binding agreement of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms, except as rights to indemnity hereunder or thereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or laws affecting the rights of creditors generally and subject to general principles of equity. The execution and delivery of this Agreement, the Custody Agreement and the Power of Attorney and the performance of the terms hereof and thereof and the consummation of the transactions herein and therein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Selling Stockholder pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, unless such conflict, breach, violation or default would not adversely affect such Selling Stockholder’s ability to perform any of its obligations under this Agreement, the Custody Agreement and the Power of Attorney or any of the transactions contemplated hereby or thereby, (B) result in any violation of the provision of the charter, by-laws or other governing instruments of such Selling Stockholder, if applicable or (C) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority applicable to such Selling Stockholder. No consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Custody Agreement and the Power of Attorney or for the

consummation of the transactions contemplated hereby and thereby, including the sale of the Securities being sold by such Selling Stockholder, except such as may be required under the Act, state securities laws or blue sky laws, or the by-laws and rules of the NASD.

(v) Such Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus, the Time of Sale Disclosure Package or the Prospectus or other materials permitted by the Act to be distributed by such Selling Stockholder; provided, however, that no Selling Stockholder has made nor will make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Act except a Permitted Free Writing Prospectus authorized by the Company and the Underwriters for distribution in accordance with the provisions of Section 4(a)(xix) hereof.

(vi) Such Selling Stockholder has reviewed the Registration Statement, the Time of Sale Disclosure Package and the Prospectus and neither the Registration Statement, the Time of Sale Disclosure Package nor the Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading regarding such Selling Stockholder.

(c) Any certificate signed by any officer of the Company and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; any certificate signed by or on behalf of any Selling Stockholder as such and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by such Selling Stockholder to each Underwriter as to the matters covered thereby.

3. Purchase, Sale and Delivery of Securities.

(a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell                      Firm Shares, and each Selling Stockholder agrees, severally and not jointly, to sell the number of Firm Shares set forth opposite the name of such Selling Stockholder in Schedule I hereto, to the several Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Stockholders the number of Firm Shares set forth opposite the name of such Underwriter in Schedule II hereto. The purchase price for each Firm Share shall be $ per share. The obligation of each Underwriter to each of the Company and the Selling Stockholders shall be to purchase from each of the Company and the Selling Stockholders that number of Firm Shares (to be adjusted by the Representatives to avoid fractional shares) which represents the same proportion of the number of Firm Shares to be sold by each of the Company and the Selling Stockholders pursuant to this Agreement as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule II hereto represents to the total number of Firm Shares to be purchased by all Underwriters pursuant to this Agreement. In making this Agreement, each Underwriter is contracting severally and not jointly; except as provided in paragraph (c) of this Section 3 and in Section 8 hereof, the agreement of each Underwriter is to purchase only the respective number of Firm Shares specified in Schedule II.

It is understood that                      shares of the Firm Shares (“Directed Stock”) will initially be reserved by the Underwriters for offer and sale to employees and persons having relationships with the Company or its employees (“Directed Stock Participants”) upon the terms and conditions set forth in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus and in accordance with the rules and regulations of the NASD (“Directed Stock Program”). Under no circumstance will the Representatives or any Underwriter be liable to the Company or to any Directed Stock Participant for any action taken or omitted to be taken in good faith in connection with such Directed Stock Program. To the extent that any shares of Directed Stock are not affirmatively reconfirmed for purchase by any Directed Stock Participant on or immediately after the date of this Agreement, such Directed Stock may be offered to the public as part of the public offering contemplated hereby. The Company agrees to pay all fees and disbursements incurred by the Underwriters in connection with the Directed Stock Program, including counsel fees and any stamp duties or other taxes incurred by the Underwriters in connection with the Directed Stock Program.

The Firm Shares will be delivered by the Company and the Custodian to you for the accounts of the several Underwriters against payment of the purchase price therefor by wire transfer of same day funds payable to the order of the Company and the Custodian, as appropriate, at the offices of Latham & Watkins, LLP, 650 Town Center Drive, 20th Floor, Costa Mesa, CA, 92626, or such other location as may be agreed upon by Piper Jaffray & Co., Deutsche Bank Securities Inc. and the Company, at 8:00 a.m. Pacific time on the third (or if the Securities are priced, as contemplated by Rule 15c6-1(c) under the Exchange Act, after 4:30 p.m. Eastern time, the fourth) full business day following the date hereof, or at such other time and date as you and the Company determine pursuant to Rule 15c6-1(a) under the Exchange Act, such time and date of delivery being herein referred to as the “First Closing Date.” If the Representatives so elect, delivery of the Firm Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representatives. Certificates representing the Firm Shares, in definitive form and in such denominations and registered in such names as you may request upon at least two business days’ prior notice to the Company and the Custodian, will be made available for checking and packaging not later than 8:30 a.m., Pacific time, on the business day next preceding the First Closing Date at the offices Latham & Watkins, LLP, 650 Town Center Drive, 20th Floor, Costa Mesa, CA, 92626, or such other location as may be agreed upon by Piper Jaffray & Co., Deutsche Bank Securities Inc. and the Company.

(b) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company, with respect to Option Shares, hereby grants to the several Underwriters an option to purchase all or any portion of the Option Shares at the same purchase price as the Firm Shares, for use solely in covering any over-allotments made by the Underwriters in the sale and distribution of the Firm

Shares. The option granted hereunder may be exercised in whole or in part at any time (but not more than once) within 30 days after the effective date of this Agreement upon notice (confirmed in writing) by the Representatives to the Company setting forth the aggregate number of Option Shares as to which the several Underwriters are exercising the option, the names and denominations in which the certificates for the Option Shares are to be registered and the date and time, as determined by you, when the Option Shares are to be delivered, such time and date being herein referred to as the “Second Closing” and “Second Closing Date”, respectively; provided, however, that the Second Closing Date shall not be earlier than the First Closing Date nor earlier than the second business day after the date on which the option shall have been exercised. The number of Option Shares to be purchased by each Underwriter shall be the same percentage of the total number of Option Shares to be purchased by the several Underwriters as the number of Firm Shares to be purchased by such Underwriter is of the total number of Firm Shares to be purchased by the several Underwriters, as adjusted by the Representatives in such manner as the Representatives deem advisable to avoid fractional shares. No Option Shares shall be sold and delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered.

The Option Shares will be delivered by the Custodian and the Company, as appropriate, to you for the accounts of the several Underwriters against payment of the purchase price therefor by wire transfer of same day funds payable to the order of the Custodian or the Company, as appropriate, at the offices Latham & Watkins, LLP, 650 Town Center Drive, 20th Floor, Costa Mesa, CA, 92626, or such other location as may be mutually acceptable at 8:00 a.m., Pacific time, on the Second Closing Date. If the Representatives so elect, delivery of the Option Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representatives. Certificates representing the Option Shares in definitive form and in such denominations and registered in such names as you have set forth in your notice of option exercise, will be made available for checking and packaging not later than 8:30 a.m., Pacific time, on the business day next preceding the Second Closing Date at the office of Latham & Watkins, LLP, 650 Town Center Drive, 20th Floor, Costa Mesa, CA, 92626, or such other location as may be mutually acceptable.

(c) It is understood that you, individually and not as Representatives of the several Underwriters, may (but shall not be obligated to) make payment to the Company or the Selling Stockholders, on behalf of any Underwriter for the Securities to be purchased by such Underwriter. Any such payment by you shall not relieve any such Underwriter of any of its obligations hereunder. Nothing herein contained shall constitute any of the Underwriters an unincorporated association or partner with the Company or any Selling Stockholder.

4. Covenants.

(a) The Company covenants and agrees with the several Underwriters as follows:

(i) If the Registration Statement has not already been declared effective by the Commission, the Company will use its best efforts to cause the

Registration Statement and any post-effective amendments thereto to become effective as promptly as possible; the Company will notify you promptly of the time when the Registration Statement or any post-effective amendment to the Registration Statement has become effective or any supplement to the Prospectus has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or additional information; if the Company has elected to rely on Rule 430A, the Company will prepare and file a Prospectus containing the information omitted therefrom pursuant to Rule 430A with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rules 424(b) and 430A; if the Company has elected to rely upon Rule 462(b) to increase the size of the offering registered under the Act, the Company will prepare and file a registration statement with respect to such increase with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rule 462(b); the Company will prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or Prospectus that, in your reasonable opinion, may be necessary or advisable in connection with the distribution of the Securities by the Underwriters; and the Company will not file any amendment or supplement to the Registration Statement or Prospectus to which you shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing.

(ii) The Company will advise you, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or any post-effective amendment thereto or preventing or suspending the use of any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus or any Issuer-Represented Free Writing Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and the Company will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b) and 430A, as applicable, and will use its reasonable efforts to confirm that any filings made by the Company under Rule 424(b), Rule 433 or Rule 462 were received in a timely manner by the Commission.

(iii)(A) Within the time during which a prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Rules and Regulations (“Rule 173”)) relating to the Securities is required to be delivered under the Act (the “Prospectus Delivery Period”) the Company will comply as far as it is able with all requirements imposed upon it by the Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof, the Time of Sale Disclosure Package and the Prospectus. If during the Prospectus Delivery Period (1) any event shall occur or condition shall exist as a result of which the Prospectus, as then amended or supplemented (or if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or (2) it is necessary to amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective investors, the Time of Sale Disclosure Package) to comply with the Act, the Company will promptly notify you and will amend the Registration Statement or supplement the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

(B) If at any time following issuance of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Securities or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company has promptly notified or promptly will notify the Representatives and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer-Represented Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(iv) The Company shall take or cause to be taken all necessary action to qualify the Securities for sale under the securities laws of such jurisdictions as you reasonably designate or as is necessary to effect the distribution of the Directed Stock and to continue such qualifications in effect so long as required for the distribution of the Securities, except that the Company shall not be required in connection therewith to become subject to taxation, or to qualify, as a foreign corporation or execute a general consent to service of process in any jurisdiction where it is not now so subject, qualified or required to file such consent. The Company will comply with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which Directed Stock is offered in connection with the Directed Stock Program.

(v) The Company will furnish to the Underwriters and counsel for the Underwriters copies of the Registration Statement (three of which will be signed and will include all consents and exhibits filed therewith), each Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, and all amendments and supplements to such documents, in each case as soon as available and in such quantities as you may from time to time reasonably request.

(vi) During a period of five years commencing with the date hereof, the Company will furnish to the Representatives, and to each Underwriter who may so request in writing, copies of all periodic and special reports furnished to the stockholders of the Company and all information, documents and reports filed with the Commission, the NASD, Nasdaq or any securities exchange (other than any such information, documents and reports that are filed with the Commission electronically via EDGAR or any successor system).

(vii) The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period beginning after the effective date of the Registration Statement that shall satisfy the provisions of Section 11(a) of the Act and Rule 158 of the Rules and Regulations.

(viii) The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is prevented from becoming effective under the provisions of Section 9(a) hereof or is terminated, will pay or cause to be paid (i) all expenses (including transfer taxes allocated to the respective transferees) incurred in connection with the delivery to the Underwriters of the Securities, (ii) all expenses and fees (including, without limitation, fees and expenses of the Company’s accountants and counsel but, except as otherwise provided below, not including fees of the Underwriters’ counsel) in connection with the preparation, printing, filing, delivery, and shipping of the Registration Statement (including the financial statements therein and all amendments, schedules, and exhibits thereto), the Securities, each Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, and any amendment thereof or supplement thereto, and any Issuer-Represented Free Writing Prospectus and the printing, delivery, and shipping of this Agreement and other underwriting documents, including Blue Sky Memoranda (covering the states and other applicable jurisdictions), (iii) all filing fees and reasonable fees and disbursements of the Underwriters’ counsel incurred in connection with the qualification of the Securities for offering and sale by the Underwriters or by dealers under the securities or blue sky laws of the states and other jurisdictions which you shall designate or are necessary to distribute the Directed Stock, (iv) the fees and expenses of any transfer agent or registrar, (v) the filing fees and reasonable fees and disbursements of the Underwriters’ counsel incident to any required review by the NASD of the terms of the sale of the Securities, (vi) listing fees, if any, (vii) the costs and expenses relating to investor presentations on any “road show” undertaken in connection with the marketing of the Securities and (viii) all other costs and expenses incident to the performance of its obligations hereunder that are not otherwise specifically provided for herein. Notwithstanding the foregoing, the parties agree that the Underwriters and the Company will each be responsible for one half of the cost of chartering any aircraft in connection with any road show presentation. Except as set forth in the preceding sentence, each Underwriter shall bear such Underwriter’s costs of travel and lodging in connection with investor presentations on any road show undertaken in connection with the marketing of the Securities. If the sale of the Securities provided for herein is not consummated by reason of action by the Company pursuant to Section 9(a) hereof, which prevents this Agreement from becoming effective, or by reason of any failure, refusal or inability on the part of the Company or the Selling Stockholders to perform any agreement on its part to be performed, or because any other condition of the Underwriters’ obligations hereunder required to be fulfilled by the Company or the Selling Stockholders is not fulfilled, the Company will reimburse the several Underwriters for all reasonable out-of-pocket disbursements (including reasonable fees and disbursements of counsel) incurred by the Underwriters in connection with their investigation, preparing to market and marketing the Securities or in contemplation of performing their obligations hereunder. The Company shall not in any event be liable to any of the Underwriters for loss of anticipated profits from the transactions covered by this Agreement.

(ix) The Company will apply the net proceeds from the sale of the Securities to be sold by it hereunder for the purposes set forth in the Prospectus and will file such reports with the Commission with respect to the sale of the Securities and the application of the proceeds therefrom as may be required in accordance with Rule 463 of the Rules and Regulations.

(x) The Company will not, without the prior written consent of Piper Jaffray & Co. and Deutsche Bank Securities Inc., from the date of execution of this Agreement and continuing to and including the date 180 days after the date of the Prospectus (the “Lock-Up Period”) offer for sale; sell, contract to sell, pledge, grant any option for the sale of, enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate, or otherwise issue or dispose of, directly or indirectly (or publicly disclose the intention to make any such offer, sale, pledge, grant, issuance or other disposition), any Common Stock or any securities convertible into or exchangeable for, or any options or rights to purchase or acquire, Common Stock, except (i) to the Underwriters pursuant to this Agreement, (ii) to directors, employees and consultants of the Company pursuant to the Company’s 2004 Incentive Stock Option, Nonqualified Stock Option and Restricted Stock Purchase Plan and the 2006 Stock Incentive Plan, and the registration of Common Stock issued or to be issued pursuant to such plan pursuant to registration statements on Form S-8, and (iii) upon exercise or conversion of securities outstanding as of the date hereof. Notwithstanding the foregoing, for the purpose of allowing the Underwriters to comply with NASD Rule 2711(f)(4), if (i) during the last 17 days of the Lock-Up Period, the Company releases earnings results or publicly announces other material news or a material event relating to the Company is publicly announced or occurs or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the public announcement regarding the material news or the occurrence of the material event, as applicable, unless each of Piper Jaffray & Co. and Deutsche Bank Securities Inc. waives, in writing, such extension provided, however, that this provision will not apply to any research report concerning the Company to be published or distributed by an Underwriter pursuant to Rule 139 promulgated under the Securities Act at a time when the Company’s shares of Common Stock are “actively traded securities,” as defined in Regulation M, 17 C.F.R. 242.101(c)(1). The Company agrees not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the Lock-Up Period.

(xi) The Company either has caused to be delivered to you or will cause to be delivered to you prior to the effective date of the Registration Statement an agreement substantially in the form attached hereto as Exhibit A from each of the Company’s directors and officers and from those stockholders who, taken together with the directors and officers, hold an aggregate of at least [    ]% of the Company’s capital stock outstanding immediately prior to the consummation of the offering contemplated hereby (the “Lock-Up Agreement”). The Company will use commercially reasonable efforts to enforce the terms of each Lock-Up Agreement and issue stop-transfer instructions to the transfer agent for the Common Stock with respect to any transaction or contemplated transaction that would constitute a breach of or default under the applicable Lock-Up Agreement.

(xii) The Company has not taken and will not take, directly or indirectly, any action designed to or which would reasonably be expected to cause or result in, or which has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, and has not effected any sales of Common Stock which are required to be disclosed in response to Item 701 of Regulation S-K under the Act which have not been so disclosed in the Registration Statement.

(xiii) Other than as contemplated by this Agreement, the Company will not incur any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(xiv) In connection with the Directed Stock Program to ensure that the Directed Stock will be restricted to the extent required by the NASD or the rules of such association from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement, the Company will direct the transfer agent to place stop-transfer restrictions upon such securities for such period of time. Should the Company release, or seek to release, from such restrictions any of the Directed Stock, the Company agrees to reimburse the Underwriters for any reasonable expense (including, without limitation, legal expenses) they incur with such release.

(xv) For a period of one year from the date hereof, the Company will file with the Commission such periodic and special reports as required by the Rules and Regulations.

(xvi) For a period of one year from the date hereof, the Company and its subsidiaries will maintain such controls and other procedures, including without limitation those required by Sections 302 and 906 of the Sarbanes-Oxley Act and the applicable regulations thereunder, that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer and its principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure, to ensure that material information relating to Company, including its subsidiaries, is made known to them by others within those entities.

(xvii) For a period of one year from the date hereof, the Company and its subsidiaries will comply with all effective applicable provisions of the Sarbanes-Oxley Act.

(xviii) The Company represents and agrees that, unless it obtains the prior written consent of Piper Jaffray & Co. and Deutsche Bank Securities Inc., and each Underwriter severally represents and agrees that, unless it obtains the prior written consent of the Company, Piper Jaffray & Co. and Deutsche Bank Securities Inc., it has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Company, Piper Jaffray & Co. and Deutsche Bank Securities Inc. is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping. The Company represents that it has satisfied and agrees that it will satisfy the conditions in Rule 433 to avoid a requirement to file with the Commission any electronic road show.

(b) Each Selling Stockholder covenants and agrees with the several Underwriters as follows:

(i) Except as otherwise agreed to by the Company and the Selling Stockholder pursuant to an outstanding registration rights agreement, a true and correct copy of which has been delivered to counsel to the Underwriters, such Selling Stockholder will pay all taxes, if any, on the transfer and sale, respectively, of the Securities being sold by such Selling Stockholder and the fees of such Selling Stockholder’s counsel. Notwithstanding the preceeding sentence, the Company has agreed to pay the fees of Paul Hastings Janofsky & Walker LLP to act as counsel to the Selling Stockholders in connection with their sale of the Selling Stockholder Shares pursuant to this Purchase Agreement

(ii) If this Agreement shall be terminated by the Underwriters because of any failure, refusal or inability on the part of such Selling Stockholder to perform any agreement on such Selling Stockholder’s part to be performed, or because any other condition of the Underwriters’ obligations hereunder required to be fulfilled by such Selling Stockholder is not fulfilled, such Selling Stockholder agrees to reimburse the Company, severally and not jointly and on a pro rata basis, for all out-of-pocket disbursements (including fees and disbursements of counsel for the Underwriters) incurred by the Underwriters (and reimbursed by the Company pursuant to this Agreement) in connection with their investigation, preparing to market and marketing the Securities or in contemplation of performing their obligations hereunder. The Selling Stockholder shall not in any event be liable to any of the Underwriters for loss of anticipated profits from the transactions covered by this Agreement.

(iii) The Securities to be sold by such Selling Stockholder, represented by the certificates on deposit with the Custodian pursuant to the Custody Agreement of such Selling Stockholder, are subject to the interest of the several Underwriters and the other Selling Stockholders; the arrangements made for such custody are, except as specifically provided in the Custody Agreement, irrevocable; and the obligations of such Selling Stockholder hereunder shall not be terminated, except as provided in this Agreement or in the Custody Agreement, by any act of such Selling Stockholder, by operation of law, whether by the liquidation, dissolution or merger of such Selling Stockholder, by the death of such Selling Stockholder, or by the occurrence of any other event. If any Selling Stockholder should liquidate, dissolve or be a party to a merger or if any other such event should occur before the delivery of the Securities hereunder, certificates for the Securities deposited with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such liquidation, dissolution, merger or other event had not occurred, whether or not the Custodian shall have received notice thereof.

(iv) Such Selling Stockholder will not, without the prior written consent of Piper Jaffray & Co. and Deutsche Bank Securities Inc., during the Lock-Up Period, offer for sale, sell, contract to sell, pledge, grant any option for the sale of, enter into any transaction which is designed to, or would reasonably be expected to, result in disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) or otherwise dispose of, directly or indirectly (or publicly disclose the intention to make any such offer, sale, pledge, grant, or other disposition), any Common Stock or any securities convertible into or exchangeable for, or any options or rights to purchase or acquire, Common Stock, except to the Underwriters pursuant to this Agreement. In addition, each Selling Stockholder agrees that, without the prior written consent of Piper Jaffray & Co. and Deutsche Bank Securities Inc., it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for shares of Common Stock. If (1) during the period that begins on the date that is 18 calendar days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, (a) the Company issues an earnings release, (b) the Company publicly announces material news or (c) a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions in this Agreement, unless otherwise waived by Piper Jaffray & Co. and Deutsche Bank Securities Inc. in writing, shall continue to apply until the expiration of the date that is 18 calendar days after the date on which (a) the Company issues the earnings release, (b) the Company publicly announces material news or (c) a material event relating to the Company occurs.

Any shares of Common stock received upon exercise of options granted to a Selling Stockholder will also be subject to this clause (iv). The restrictions on transfers of this clause (iv), however, will not apply to any shares of Common Stock acquired by the Selling Stockholder in the open market. A transfer of shares of Common Stock in connection with a bona fide gift or to a family member or trust may be made, provided the transferee agrees to be bound in writing by the terms of this Agreement. In addition, notwithstanding the foregoing, if a Selling Stockholder is a corporation, business trust, association, limited liability company, partnership, limited liability partnership, limited liability limited partnership or other entity (collectively, the “Entities” or, individually, the “Entity”), such Selling Stockholder may transfer shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock to any Entity which is directly or indirectly controlled by, or is under common control with such Selling Stockholder and, if such Selling Stockholder is a partnership or limited liability company, such Selling Stockholder may transfer the Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock to its partners, former partners or an affiliated partnership (or members, former members or an affiliated limited liability company) managed by the same manager or managing partner (or managing member, as the case may be) or management company, or managed by an entity controlling, controlled by, or under common control with, such manager or managing partner (or managing member) or management company in accordance with partnership (or membership) interests; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock subject to the provisions of this Agreement and there shall be no further transfer of such Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock except in accordance with this Agreement, and provided further that any such transfer shall not involve a disposition for value.

(v) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or which would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, and has not effected any sales of Common Stock which, if effected by the Company, would be required to be disclosed in response to Item 701 of Regulation S-K.

(vi) Such Selling Stockholder shall immediately notify you if any event occurs, or of any change in information relating to such Selling Stockholder, which results in the Time of Sale Disclosure Package or in the Prospectus (as amended or supplemented) or any Issuer-Represented General Free-Writing Prospectus including an untrue statement of a material fact or omitting to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Such Selling Stockholder shall deliver to the Custodian or the Representatives, as appropriate, prior to the First Closing Date, a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

5. Conditions of Underwriters’ Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy, as of the date hereof and at each of the First Closing Date and the Second Closing Date (as if made at such Closing Date), of and compliance with all representations, warranties and agreements of the Company and the Selling Stockholders contained herein, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder and to the following additional conditions:

(a) The Registration Statement shall have become effective not later than 5:00 p.m., Central time, on the date of this Agreement, or such later time and date as you, as Representatives of the several Underwriters, shall approve and all filings required by Rules 424, 430A and 433 shall have been timely made; no stop order suspending the effectiveness of the Registration Statement or any amendment thereof shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; and any request of the Commission for additional information (to be included in the Registration Statement, the Time of Sale Disclosure Package, the Prospectus, any Issuer-Represented Free Writing Prospectus or otherwise) shall have been complied with to your satisfaction.

(b) No Underwriter shall have advised the Company that the Registration Statement, the Time of Sale Disclosure Package or the Prospectus, or any amendment thereof or supplement thereto, or any Issuer-Represented Free Writing Prospectus contains an untrue statement of fact which, in your opinion, is material, or omits to state a fact which, in your opinion, is material and is required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(c) Except as contemplated in the Time of Sale Disclosure Package and the Prospectus, subsequent to the respective dates as of which information is given in the Time of Sale Disclosure Package, neither the Company nor any of its subsidiaries shall have incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there shall not have been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants), or any material change in the short-term or long-term debt of the Company, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company or any of its subsidiaries, or any Material Adverse Change or any development involving a prospective Material Adverse Change (whether or not arising in the ordinary course of business), that, in your judgment, makes it impractical or inadvisable to offer or deliver the Securities on the terms and in the manner contemplated in the Time of Sale Disclosure Package and the Prospectus.

(d) On each Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, the opinion of Paul, Hastings, Janofsky & Walker LLP, counsel for the Company, dated such Closing Date and addressed to you, in substantially the form attached hereto on Annex I.

(e) On the First Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, the opinion of Paul, Hastings, Janofsky & Walker LLP, counsel for the Selling Stockholders, dated such Closing Date and addressed to you, in substantially the form attached hereto on Annex II.

(f) On the First Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, the opinion of the general counsel of The Hillman Company, counsel for Juliet Challenger, Inc., dated such Closing Date and addressed to you, in substantially the form attached hereto on Annex III.

(g) On each Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, the opinion of Hogan & Hartson LLP, special regulatory counsel for the Company, dated such Closing Date and addressed to you, in substantially the form attached hereto on Annex IV.

(h) On each Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, the opinion of Knobbe Martens Olson & Bear LLP, special intellectual property counsel for the Company, dated such Closing Date and addressed to you, in substantially the form attached hereto on Annex V.

(i) On each Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, such opinion or opinions from Latham & Watkins LLP, counsel for the several Underwriters, dated such Closing Date and addressed to you, with respect to the formation of the Company, the validity of the Securities, the Registration

Statement, the Time of Sale Disclosure Package or the Prospectus and other related matters as you reasonably may request, and such counsel shall have received such papers and information as they reasonably request to enable them to pass upon such matters.

(j) On the date hereof and each Closing Date you, as Representatives of the several Underwriters, shall have received a letter of Grant Thornton LLP, dated such Closing Date and addressed to you, confirming that they are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualifications of accountants under Rule 2-01 of Regulation S-X of the Commission, and stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Time of Sale Disclosure Package, as of a date not prior to the date hereof or more than five days prior to the date of such letter), the conclusions and findings of said firm with respect to the financial information and other matters covered by its letter delivered to you concurrently with the execution of this Agreement, and the effect of the letter so to be delivered on such Closing Date shall be to confirm the conclusions and findings set forth in such prior letter.

(k) On each Closing Date, there shall have been furnished to you, as Representatives of the Underwriters, a certificate, dated such Closing Date and addressed to you, signed by the chief executive officer and by the chief financial officer of the Company, to the effect that:

(i) The representations and warranties of the Company in this Agreement are true and correct, in all material respects, as if made at and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part required under this Agreement to be performed or satisfied at or prior to such Closing Date;

(ii) No stop order or other order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof or the qualification of the Securities for offering or sale, nor suspending or preventing the use of the Time of Sale Disclosure Package, the Prospectus or any Issuer-Represented Free Writing Prospectus, has been issued, and, to the best of their knowledge, no proceeding for that purpose has been instituted or is contemplated by the Commission or any state or regulatory body; and

(iii) The signers of said certificate have examined the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, and any amendments thereof or supplements thereto, and (A) each part of the Registration Statement and the Prospectus, and any amendments thereof or supplements thereto contain, and contained when such part of the Registration Statement, or any amendment thereof, became effective, all statements and information required to be included therein, the Registration Statement, or any amendment thereof, does not contain and did not contain when such part of the Registration Statement, or any amendment thereof, became effective, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented, does not include and did not include as of its date or the time of first use within the meaning of the Rules and Regulations, any untrue statement of material fact or omit to state and did not omit to state as of its date or the time of first use within the meaning of the rules and Regulations a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (B) neither (1) the Time of Sale Disclosure Package nor (2) any individual Issuer-Represented Limited-Use Free Writing Prospectus, when considered together with the Time of Sale Disclosure Package, include, nor included as of the Time of Sale any untrue statement of a material fact or omits, or omitted as of the Time of Sale, to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (C) since the Time of Sale there has occurred no event required to be set forth in an amended or supplemented prospectus which has not been so set forth, (D) subsequent to the respective dates as of which information is given in the Time of Sale Disclosure Package, neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, not in the ordinary course of business, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock, and except as disclosed in the Time of Sale Disclosure Package and the Prospectus, there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants), or any material change in the short-term or long-term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock, of the Company, or any of its subsidiaries, or any Material Adverse Change or any development involving a prospective Material Adverse Change (whether or not arising in the ordinary course of business), and (E) except as stated in the Time of Sale Disclosure Package and the Prospectus, there is not pending, or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company or any of its subsidiaries is a party before or by any court or Governmental Authority, or any arbitrator, which would reasonably be expected to result in any Material Adverse Change.

(l) The Underwriters shall have received all the Lock-Up Agreements referenced in Section 4(a)(xi).

(m) On each Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, a certificate or certificates, dated such Closing Date and addressed to you, signed by each of the Selling Stockholders or either of such Selling Stockholder’s Attorneys-in-Fact to the effect that the representations and warranties of such Selling Stockholder contained in this Agreement are true and correct as if made at and as of such Closing Date, and that such Selling Stockholder has complied with all the agreements and satisfied all the conditions on such Selling Stockholder’s part to be performed or satisfied at or prior to such Closing Date.

(n) At each Closing Date, counsel for the Underwriters shall have been furnished with such information, certificates and documents as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as contemplated herein and related proceedings, or to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained, or otherwise in connection with the offering of the Securities contemplated hereby.

(o) The NASDAQ Global Market shall have approved the Securities for listing, subject only to official notice of issuance.

All such opinions, certificates, letters and other documents mentioned above and elsewhere in this Agreement will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and counsel for the Underwriters. The Company will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

6. Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including the information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to Rules 430A and 430(C), if applicable, or arise out of or are based upon the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) arise out of or are based upon any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto, any Issuer-Represented Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433, or in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Common Stock (“Marketing Materials”), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically) or arise out of or are based upon the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the

Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any such amendment or supplement, any Issuer-Represented Free Writing Prospectus or in any Marketing Materials, in reliance upon and in conformity with written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof.

In addition to their other obligations under this Section 6(a), the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 6(a), it will reimburse each Underwriter on a monthly basis for all reasonable legal fees or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company’s obligation to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Underwriter that received such payment shall promptly return it to the party or parties that made such payment, together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by                                          (the “Prime Rate”). Any such interim reimbursement payments which are not made to an Underwriter within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. This indemnity agreement shall be in addition to any liabilities which the Company may otherwise have.

(b) Each of the Selling Stockholders agrees, severally and not jointly, to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of such Selling Stockholder), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to Rules 430A and 430C, if applicable, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto, any Issuer-Represented Free Writing Prospectus or in any Marketing Materials, including any road show or investor presentations made to investors by the Company (whether in person or electronically) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that each of the Selling Stockholders shall only be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any such amendment or supplement, any Issuer-Represented Free Writing Prospectus or in any Marketing Materials in reliance upon and in conformity with written information concerning such Selling Stockholder furnished to the Company by or on behalf of such Selling Stockholder expressly for inclusion therein; and provided further, that no Selling Stockholder shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any such amendment or supplement, any Issuer-Represented Free Writing Prospectus or in any Marketing Materials, in reliance upon and in conformity with information provided in writing to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof. The indemnity agreement set forth herein is not exclusive of any agreement the Company may have with the Selling Stockholders relating to indemnification, and nothing contained in this Agreement shall affect any obligation or liability the Company may have to one or more of the Selling Stockholders, or one or more of the Selling Stockholders may have to the Company, pursuant to other agreements.

In addition to its other obligations under this Section 6(b), each Selling Stockholder, severally and not jointly, agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 6(b), it will reimburse each Underwriter on a monthly basis for all reasonable legal fees or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Selling Stockholder’s obligation to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Underwriter that received such payment shall promptly return it to the party or parties that made such payment, together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to an Underwriter within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. This indemnity agreement shall be in addition to any liabilities which the Selling Stockholders may otherwise have.

(c) Each Underwriter will indemnify and hold harmless the Company, its affiliates, directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act and Section 20 of the Exchange Act, and each Selling Stockholder and its affiliates, directors and officers and each person, if any, who controls such Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities to which the Company and the Selling Stockholders may become subject, under the Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, or arise out of or are based upon the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto, or any Issuer-Represented Free Writing Prospectus or arise out of or are based upon the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any such amendment or supplement, or any Issuer-Represented Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by you, or by such Underwriter through you, specifically for use in the preparation thereof, and will reimburse the Company and the Selling Stockholders for any legal or other expenses reasonably incurred by the Company or any such Selling Stockholder in connection with investigating or defending against any such loss, claim, damage, liability or action.

In addition to their other obligations under this Section 6(c), the Underwriters, jointly and severally, agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 6(c), they will reimburse the Company and each Selling Stockholder on a monthly basis for all reasonable legal fees or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Underwriters’ obligation to reimburse the Company and/or Selling Stockholders for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Company shall promptly return it to the party or parties that made such payment, together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the Company and/or Selling Stockholders within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. This indemnity agreement shall be in addition to any liabilities which the Underwriters may otherwise have.

(d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party except to the extent such indemnifying party has been materially prejudiced by such failure. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of the indemnifying party’s election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if the Representatives shall have reasonably concluded that there may be defenses available to the Underwriters that are different from or in addition to those available to the indemnifying parties, the Representatives shall have the right to employ a single counsel to represent the Representatives and all Underwriters who may be subject to liability arising from any claim in respect of which indemnity may be sought by the Underwriters under subsection (a) or (b) of this Section 6, in which event the reasonable fees and expenses of such separate counsel shall be borne by the indemnifying party or parties and reimbursed to the Underwriters as incurred (in accordance with the provisions of the second paragraph in subsection (a) above or the provisions of the second paragraph in subsection (b) above). An indemnifying party shall not be obligated under any settlement agreement relating to any action under this Section 6 to which it has not agreed in writing. In addition, no indemnifying party shall, without the prior written consent of the indemnified party, which consent shall not be unreasonably conditioned, withheld or delayed, effect any settlement of any pending or threatened proceeding unless such settlement includes an unconditional release of such indemnified party for all liability on claims that are the subject matter of such proceeding.

(e) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties’ relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection (e). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

(f) The obligations of the Company and the Selling Stockholders under this Section 6 shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 6 shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company or any Selling Stockholder within the meaning of the Act.

(g) The Underwriters severally confirm and the Company and each Selling Stockholder acknowledges that the statements with respect to the public offering of the Securities by the Underwriters set forth on the cover page of, and the concession and reallowance figures appearing under the caption “Underwriting” in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus or any Issuer-Represented Free Writing Prospectus.

(h) In connection with the offer and sale of the Directed Stock, the Company agrees, promptly upon a request in writing, to indemnify and hold harmless the Underwriters from and against any and all losses, liabilities, claims, damages and expenses incurred by them as a result of the failure of the Directed Stock Participants to affirmatively reconfirm the

Directed Stock for purchase as of the date of this Agreement or to pay for and accept delivery of the Directed Stock by the end of the First Closing Date.

7. Representations and Agreements to Survive Delivery. All representations, warranties, and agreements of the Company and the Selling Stockholders herein or in certificates delivered pursuant hereto, and the agreements of the several Underwriters, the Company and the Selling Stockholders contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof, or the Company or any of its officers, directors, or controlling persons, or any Selling Stockholders or any controlling person thereof, and shall survive delivery of, and payment for, the Securities to and by the Underwriters hereunder.

8. Substitution of Underwriters.

(a) If any Underwriter or Underwriters shall fail to take up and pay for the amount of Firm Shares agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Firm Shares in accordance with the terms hereof, and the amount of Firm Shares not purchased does not aggregate more than 10% of the total amount of Firm Shares set forth in Schedule II hereto, the remaining Underwriters shall be obligated to take up and pay for (in proportion to their respective underwriting obligations hereunder as set forth in Schedule II hereto except as may otherwise be determined by you) the Firm Shares that the withdrawing or defaulting Underwriters agreed but failed to purchase.

(b) If any Underwriter or Underwriters shall fail to take up and pay for the amount of Firm Shares agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Firm Shares in accordance with the terms hereof, and the amount of Firm Shares not purchased aggregates more than 10% of the total amount of Firm Shares set forth in Schedule II hereto, and arrangements satisfactory to you for the purchase of such Firm Shares by other persons are not made within 36 hours thereafter, this Agreement shall terminate. In the event of any such termination neither the Company nor any Selling Stockholder shall be under any liability to any Underwriter (except to the extent provided in Section 4(a)(viii), Section 4(b)(ii) and Section 6 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the amount of Firm Shares agreed by such Underwriter to be purchased hereunder) be under any liability to the Company or the Selling Stockholders (except to the extent provided in Section 6 hereof).

If Firm Shares to which a default relates are to be purchased by the non-defaulting Underwriters or by any other party or parties, the Representatives or the Company shall have the right to postpone the First Closing Date for not more than seven business days in order that the necessary changes in the Registration Statement, the Time of Sale Disclosure Package, the Prospectus or any other documents, as well as any other arrangements, may be effected. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 8.

Except as expressly set forth in this Agreement, no action taken pursuant to this Section shall relieve any defaulting Underwriter from liability, if any, in respect of such default.

9. Effective Date of this Agreement and Termination.

(a) This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

(b) You, as Representatives of the several Underwriters, shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time at or prior to the First Closing Date, and the option referred to in Section 3(b), if exercised, may be cancelled at any time prior to the Second Closing Date, if (i) the Company shall have failed, refused or been unable, at or prior to such Closing Date, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the Underwriters’ obligations hereunder is not fulfilled, (iii) trading on the Nasdaq Global Market, New York Stock Exchange or the American Stock Exchange shall have been wholly suspended, (iv) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the Nasdaq Global Market, New York Stock Exchange or the American Stock Exchange, by such Exchange or by order of the Commission or any other Governmental Authority, (v) a banking moratorium shall have been declared by federal or state authorities, or (vi) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities. Any such termination shall be without liability of any party to any other party except that the provisions of Section 4(a)(viii), Section 4(b)(ii) and Section 6 hereof shall at all times be effective.

(c) If you elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section, the Company and an Attorney-in-Fact, on behalf of the Selling Stockholders, shall be notified promptly by you by telephone, confirmed by letter. If the Company elects to prevent this Agreement from becoming effective, you and an Attorney-in-Fact, on behalf of the Selling Stockholders, shall be notified by the Company by telephone, confirmed by letter.

Default by One or More of the Selling Stockholders or the Company. If one or more of the Selling Stockholders representing, individually or in the aggregate,                      [5%] Selling Stockholder Shares shall fail at the First Closing Date to sell and deliver the number of Securities which such Selling Stockholder or Selling Stockholders are obligated to sell hereunder, and either (i) the remaining Selling Stockholders do not exercise the right hereby granted to increase, pro rata or otherwise, the number of Securities to be sold by them hereunder to the total number of Securities to be sold by all Selling Stockholders as set forth in Schedule I or (ii) the Company does not elect to offer additional Securities equal to the number of Securities which such defaulting Selling Stockholder or Selling Stockholders are obligated to sell hereunder, then the Underwriters may at your option, by notice from you to the Company and the non-defaulting Selling Stockholders, either (a) terminate this

Agreement without any liability on the part of any non-defaulting party or (b) elect to purchase the Securities which the Company and the non-defaulting Selling Stockholders have agreed to sell hereunder.

In the event of a default by any Selling Stockholder or Selling Stockholders as referred to in this Section, either you or the Company or, by joint action only, the non-defaulting Selling Stockholders shall have the right to postpone the First Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus or in any other documents or arrangements.

If the Company shall fail at the First Closing Date to sell and deliver the number of Securities which it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any non-defaulting party.

No action taken pursuant to this Section shall relieve the Company or any Selling Stockholders so defaulting from liability, if any, in respect of such default.

10. Notices. Except as otherwise provided herein, all communications hereunder shall be in writing and, if to the Underwriters, shall be mailed or delivered to the Representatives c/o Piper Jaffray & Co., 800 Nicollet Mall, Minneapolis, Minnesota 55402, and Deutsche Bank Securities Inc., 60 Wall Street, New York, NY 10005, except that notices given to an Underwriter pursuant to Section 6 hereof shall be sent to such Underwriter at the address stated in the Underwriters’ Questionnaire furnished by such Underwriter in connection with this offering with a copy which shall not constitute notice to Latham & Watkins LLP, 650 Town Center Drive, 20th Floor, Costa Mesa, CA 92626, Attention: Patrick T. Seaver and Charles C. Ruck; if to the Company, shall be mailed or delivered to it at Massimo Corporation, 40 Parker, Irvine, CA 92618, Attention: Chris Kilpatrick and Mark de Raad with a copy which shall not constitute notice to Paul, Hastings, Janofsky & Walker LLP, 695 Town Center Drive, Suite 1700, Costa Mesa, California 92626, Attention: John F. Della Grotta and Michael G. McKinnon; if to any of the Selling Stockholders, at the address of the Attorneys-in-Fact as set forth in the Powers of Attorney, or in each case to such other address as the person to be notified may have requested in writing. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

11. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 6. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term “successors and assigns” as herein used shall not include any purchaser, as such purchaser, of any of the Securities from any of the several Underwriters.

12. Absence of Fiduciary Relationship. The Company acknowledges and agrees that: (a) the Representatives have been retained solely to act as an underwriter in connection with the sale of the Securities and that no fiduciary, advisory or agency relationship between the Company and the Representatives have been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Representatives have advised or are advising the Company on other matters; (b) the price and other terms of the Securities set forth in this Agreement were established by the Company following discussions and arms-length negotiations with the Representatives and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (c) it has been advised that the Representatives and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Representatives have no obligation to disclose such interest and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; (d) it has been advised that the Representatives are acting, in respect of the transactions contemplated by this Agreement, solely for the benefit of the Representatives and the other Underwriters, and not on behalf of the Company; (e) it waives to the fullest extent permitted by law, any claims it may have against the Representatives for breach of fiduciary duty or alleged breach of fiduciary duty in respect of any of the transactions contemplated by this Agreement and agrees that the Representatives shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

14. Counterparts. This Agreement may be executed in one or more counterparts and delivered by facsimile or other electronic transmission, and if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

[Signature Page Follows]

Please sign and return to the Company the enclosed duplicates of this letter whereupon this letter will become a binding agreement between the Company, the Selling Stockholders and the several Underwriters in accordance with its terms.

Very truly yours,

MASIMO CORPORATION

By
Joe E. Kiani

OTHER SELLING STOCKHOLDERS

By
Attorney-in-Fact

Confirmed as of the date first above mentioned, on behalf of themselves and the other several Underwriters named in Schedule II hereto.

PIPER JAFFRAY & CO.

By
Managing Director

DEUTSCHE BANK SECURITIES INC.

By
Managing Director

SCHEDULE I

Selling Stockholders

Name of Selling Stockholder	Number of Firm Shares to be Sold
Chancellor Private Capital Offshore Partners II, L.P.	220,485
Chancellor Private Capital Partners III, L.P.	133,791
Citiventure 96 Partnership, L.P.	509,847
Chancellor Private Capital Offshore Partners I, C.V.	17,814
Moore Global Investments, Ltd.	1,180,305
Remington Investment Strategies, L.P.	259,089
DSV Partners IV Limited Partnership	750,000
Hare & Co. FBO Global Health Care Fund 1999	225,000
Hare & Co. FBO Franklin Cap Growth Fund (formerly Hare & Co. FBO California Growth Fund 180)	1,275,000
Peter Barnhart	3,000
Boatright Family, L.L.C.	13,500
The Richard G. Caro Trust	4,500
Thomas Cook	6,000
Jeff Cooley ESBT	34,500
Datascope Corporation	1,147,848
Daystar Realty, Ltd.	4,686
James R. Del Favero	7,500
John P. Del Favero, Jr.	18,000
John and Patricia Del Favero Revocable Trust Dated April 19, 1999	225,000
D.B. Securities Inc. Custodian IRA F.B.O Evangelos Dimitriou	9,000
Eos Partners SBIC, L.P.	428,574
Tamalpais Associates	60,000
Feibusch & Co., Incorporated	150,000
Dr. Ernesto Gangitano	13,500
Greystone Ltd.	12,273
F&F Partners	6,818
JPK Partners	17,046
Arundel Holdings LLC	27,273
Juliet Challenger, Inc.	468,000
Gerald Kaplan MD SC Profit Sharing Plan and Trust	27,000
Steven M. Kaplan	24,000
Sara Jane DeHoff	6,900
Dean P. Kasperzak	34,500
LJ Kato	300
Kingdon Associates	137,142
M. Kingdon Offshore Ltd.	205,716
The Liberman Family Trust dated Dec. 13, 1989	13,500
Natalie B. Milani	3,000
Judith Miller	3,000
Kathleen Miller Trustee of the Killdeer Island Trust	22,500
Northport II Private Equity, L.L.C.	54,546
Dr. Michael Nussbaum	27,273
Alfred Osborne, Jr.	9,000
Maryam Riazi	750,000
Dead River Company Retirement Plan	13,635
Amy Sommer	9,999
Beverly Sommer #1	9,999
Stradling, Yocca, Carlson & Rauth Investment Partnership of 1982	11,100
Tawil Investments, LLC	13,500
Tennyson Fund II, LLLP	360,000
Tennyson Private Placement Opportunity Fund, LLLP	264,000
Vogt Family Trust dated Nov. 7, 1989	13,500
Stephen Wasserman	1,500
Robeco WPG Farber Continuum Fund, L.P.	993,573
Robeco WPG Farber Continuum QP Fund, L.P.	109,650
Robeco WPG Farber Continuum Overseas, L.P.	63,444
Wade Y. Yoshii, Trustee of the Wade Y. Yoshii Living Trust dated October 27, 1993	6,000

TOTAL	10,416,626

SCHEDULE II

Underwriter	Number of Firm Shares (1)
Piper Jaffray & Co.
Deutsche Bank Securities Inc.
Citigroup Global Markets Inc.
Cowen and Company, LLC
Thomas Weisel Partners LLC

Total

(1)	The Underwriters may purchase up to an additional Option Shares, to the extent the option described in Section 3(b) of the Agreement is exercised, in the proportions and in the manner described in the Agreement.

SCHEDULE III

Issuer-Represented General Free Writing Prospectuses

EXHIBIT A

Lock-Up Agreement

                            , 2007

PIPER JAFFRAY & CO.

AS REPRESENTATIVE of

DEUTSCHE BANK SECURITIES INC.

COWEN & COMPANY, LLC

THOMAS WEISEL PARTNERS LLC

c/o Piper Jaffray & Co.

800 Nicollet Mall, Suite 800

Minneapolis, MN 55402

Re: Proposed	Initial Public Offering of Masimo Corporation

Ladies and Gentlemen:

The undersigned understands that Piper Jaffray & Co. (“Piper Jaffray”) will act as representative for a group of underwriters (the “Underwriters”) that proposes to enter into a Purchase Agreement (the “Purchase Agreement”) with Masimo Corporation (the “Company”), providing for the initial public offering (the “Offering”) by the Underwriters of common stock of the Company (the “Common Stock”).

In consideration of the Underwriters’ agreement to purchase and make the Offering, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agrees that without the prior written consent of Piper Jaffray, on behalf of the Underwriters (which consent may be withheld in Piper Jaffray’s sole discretion), the undersigned will not, during the period commencing on the date hereof and ending 180 days after the date of the Purchase Agreement (the “Lock-Up Period”), directly or indirectly: (1) offer, sell, contract to sell, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of any shares of the Common Stock, or any securities convertible into or exercisable or exchangeable for the Common Stock; (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, or any securities convertible into or exchangeable for the Common Stock, regardless of whether any such transaction described herein is to be settled by delivery of the Common Stock or such other securities, or by delivery of cash or otherwise; (3) make any demand for, or exercise any right with respect to, the registration of any shares of the Common Stock or any security convertible into or exercisable of exchangeable for the Common Stock; or (4) publicly announce any intention to do any of the foregoing.

Anything herein to the contrary notwithstanding, if:

(1)	during the last 17 days of the Lock-Up Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or

(2)	prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period,

the Lock-Up Period shall be extended and the restrictions imposed by this Lock-Up Agreement shall continue to apply until the expiration of the 18-day period beginning on the date of issuance of the earnings release or the occurrence of the material news or material event.

The undersigned hereby acknowledges and agrees that written notice of any extension of the Lock-Up Period pursuant to the previous paragraph will be delivered by Piper Jaffray to the Company (in accordance with the notice provision in the Purchase Agreement) and that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-up Agreement during the period from the date of this Lock-up Agreement to and including the 34th day following the expiration of the Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as may have been extended pursuant to the previous paragraph) has expired.

Notwithstanding the foregoing, the restrictions on the undersigned described in this Lock-Up Agreement shall not apply to: (1) the sale of any shares of Common Stock to the Underwriters pursuant to the Purchase Agreement; (2) the conversion of any of the undersigned’s shares of preferred stock of the Company into shares of Common Stock; (3) any shares of Common Stock acquired by the undersigned in the open market after completion of the Offering; (4) the transfer of any securities of the Company by means of a bona fide gift or upon death of the undersigned by will or by intestacy; (5) the transfer of any securities of the Company to any trust for the direct or indirect benefit of the undersigned or an immediate family member of the undersigned; (6) if the undersigned is a corporation, business trust, association, limited liability company, partnership, limited liability partnership, limited liability limited partnership or other entity, the transfer of any securities of the Company to any other entity which is directly or indirectly controlled by, or is under common control with, the undersigned; and (7) if the undersigned is a partnership or limited liability company, the transfer of any securities of the Company to its partners, former partners or an affiliated partnership, or to its members, former members or an affiliated limited liability company, respectively; provided, however, that in all cases under clauses (4) through (7) above, the transferee agrees to be bound in writing by the terms of this Lock-Up Agreement prior to such transfer and no filing by any party (donor, donee, transferor or transferee) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be voluntarily made in connection with such transfer (other than a filing on a Form 5, a Schedule 13D or a Schedule 13G required to be made after the expiration of the Lock-Up Period). In addition, notwithstanding the lock-up restrictions described in this Lock-Up Agreement, the undersigned may, at any time after completion of the Offering, enter into a written plan meeting the requirements of Rule 10b5-1 under the Exchange Act relating to the sale of shares of Common Stock, if then permitted by the Company; provided that (i) the shares subject to such plan may not be sold until after the end of the Lock-Up Period (including any extension thereof as provided in this Lock-Up Agreement) and (ii) neither the undersigned nor the Company will make any public announcement, disclosure or filing relating to, or disclosing, such plan or its existence prior to the end of the Lock-Up Period (including any extension thereof as provided in this Lock-Up Agreement).

The undersigned hereby agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent against the transfer of securities of the Company held by the undersigned, except in compliance with this Lock-Up Agreement.

In addition, the undersigned hereby waives any and all notice requirements and other rights with respect to the registration of any securities pursuant to any agreement, instrument, understanding or otherwise, including any registration rights agreement or similar agreement, to which the undersigned is a party or under which the undersigned is entitled to any right or benefit, provided that such waiver shall apply only to the Offering.

It is understood that the undersigned will be immediately released from the undersigned’s obligations under this Lock-Up Agreement in the event (i) the Purchase Agreement is not executed by the parties on or before December 31, 2007, (ii) the Company notifies Piper Jaffray in writing that it does not intend to proceed with the Offering or (iii) the Purchase Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the shares of Common Stock subject to the Purchase Agreement.

The undersigned recognizes that the Offering will benefit the undersigned and the Company. The undersigned acknowledges that the Underwriters are relying on the representations and agreements of the undersigned contained in this Lock-Up Agreement in carrying out the Offering and in entering into the Purchase Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. This Lock-Up Agreement is irrevocable and all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

By:

Name:

Capacity:
(Indicate capacity of person signing if signing as custodian or trustee or on behalf of an entity)

Address:

Accepted as of the date

first set forth above:

PIPER JAFFRAY & CO.

AS REPRESENTATIVE of

DEUTSCHE BANK SECURITIES INC.

COWEN & COMPANY, LLC

THOMAS WEISEL PARTNERS LLC

By:

Name:

Title:

46

ANNEX I

Form of Opinion of Paul, Hastings, Janofsky & Walker LLP

Based upon the foregoing, and in reliance thereon, and subject to the limitations, qualifications and exceptions set forth herein, we are of the following opinions:

1. The Company is validly existing as a corporation in good standing under the laws of the state of the Company’s incorporation. The Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, except where the failure to have such power or authority would not have, individually or in the aggregate, a Material Adverse Effect.

2. Each of the Subsidiaries is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is organized as set forth on Schedule [] attached hereto. Each of the Subsidiaries has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, except where the failure to have such power or authority would not have, individually or in the aggregate, a Material Adverse Effect.

3. [Based solely on a review of the Foreign Good Standing Certificates, we confirm that each of the Company and the Subsidiaries is in good standing as a foreign corporation in the jurisdictions set forth opposite its name on Schedule I attached hereto, as of the respective dates of the Foreign Good Standing Certificates.]

4. The Shares are duly authorized, and upon issuance and delivery of the Shares and receipt by the Company of payment of the purchase price therefor in accordance with the Purchase Agreement, the Shares will be validly issued, fully paid and nonassessable.

5. The execution, delivery and performance of the Purchase Agreement have been authorized by all necessary corporate action of the Company and the Purchase Agreement has been duly executed and delivered by the Company.

6. As of [], 2007, the Company had authorized and, based solely upon a review of the Company’s stock certificate book and stock transfer ledger, issued and outstanding shares of capital stock as set forth under the heading titled “Actual” in the section of the Time of Sale Disclosure Package and the Prospectus titled “Capitalization.” The shares of capital stock of the Company outstanding immediately prior to the issuance and sale of the Shares (a) have been duly authorized and validly issued, are fully paid and nonassessable and (b) are free of preemptive rights under the corporation law of the State of Delaware and the Charter Documents of the Company. Except as otherwise disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, the Shares, when issued in accordance with the Purchase Agreement, will be free of preemptive rights or any restriction upon voting or transfer that exist under the DGCL or the Charter Documents of the Company. To our knowledge, except as set forth in the footnotes to the section of the Time of Sale Disclosure Package and the Prospectus titled “Capitalization” and the section of the Time of Sale Disclosure Package and the Prospectus titled “Description of Capital Stock”, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock of the Company are outstanding. The form of certificate representing the Shares complies in all material respects with Section 158 of the DGCL.

7. All the outstanding shares of capital stock of each of the Subsidiaries organized as a corporation (a) have been duly authorized and validly issued, are fully paid and nonassessable, (b) based solely upon a review of the pertinent stock certificates registered in the name of the Company or a Subsidiary and the stock transfer ledger, are owned of record, directly or, through another Subsidiary, indirectly, by the Company and (c) are not, to our knowledge, subject to any perfected security interest or, to our knowledge, any other encumbrance or adverse claim. To our knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock of any of the Subsidiaries are outstanding.

8. The statements set forth in (i) the Time of Sale Disclosure Package and the Prospectus under the captions “Description of Capital Stock,” “Certain Relationships and Related Party Transactions,” “Shares Eligible for Future Sale,” and “Material United States Federal Tax Considerations For Non-U.S. Holders of Common Stock” and (ii) Item 14 and Item 15 of the Registration Statement, insofar as they constitute summaries of legal matters, agreements, documents or proceedings referred to therein, fairly summarize the matters, agreements, documents or proceedings described therein in all material respects.

9. The Registration Statement, the Statutory Prospectus included in the Time of Sale Disclosure Package and the Prospectus, and any amendment thereof or supplement thereto, as of their respective dates (other than the financial statements, notes and schedules thereto and other financial data derived therefrom included or incorporated by reference therein, as to which we express no opinion), complies as to form in all material respects with the applicable requirements of the Securities Act and the rules and regulations thereunder.

10. The Registration Statement was declared effective by the Commission under the Securities Act on [], 2007. To our knowledge, based solely on a telephone conversation with the Commission, we are not aware of any stop order suspending the effectiveness of the Registration Statement, and, to our knowledge, no stop order proceedings for such purpose are pending by the Commission. The Prospectus has been filed in accordance with Rule 424(b) under the Securities Act.

11. No consent, approval, authorization or order of or filing with any federal or state governmental authority or to our knowledge, any state or United States federal court, is required for the Company’s execution and delivery of the Purchase Agreement and the issuance of the Shares pursuant thereto, other than (a) those that have been obtained under the Securities Act, the Exchange Act or the rules of NASDAQ Stock Market, Inc., (b) those under state securities or blue sky laws (as to which we express no opinion) and (c) any necessary approval of the Corporate Financing Department of NASD Regulation, Inc. (as to which we express no opinion).

12. The execution and delivery of the Purchase Agreement by the Company and the issuance and delivery of the Shares by the Company in accordance therewith do not (a) violate any provisions of the Charter Documents; (b) constitute a breach by the Company of, or constitute a default by the Company under, any of the agreements filed as an exhibit to the Registration Statement, other than such breach or default by the Company as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (c) cause the Company to violate any federal or Delaware corporate or California law, regulation or rule (other than state securities or blue sky laws, as to which we express no opinion) applicable to the Company; or (d) cause the Company to violate any decree, judgment or order of any federal or state court or governmental instrumentality to which the Company or the Subsidiaries are a named party and which is known to us.

13. To our knowledge, there is no action, suit or proceeding at law or in equity, or by or before any federal or state court or governmental or regulatory body or agency or arbitration board or panel pending or overtly threatened against the Company or any of the Subsidiaries, which is required to be described in the Time of Sale Disclosure Package or the Prospectus but is not so described.

14. To our knowledge, there is no indenture, contract, lease, mortgage, deed of trust, note agreement, loan or other agreement or instrument of a character required to be filed as an exhibit to the Registration Statement, which is not so filed as required by the Securities Act.

15. The Company is not and, immediately after giving effect to the offer and sale of the Shares and the application of the proceeds thereof as contemplated by the Purchase Agreement and described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, will not be an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended.

16. The Shares have been approved for listing on the NASDAQ Global Market.

17. To our knowledge, no person has the right, as a result of the filing or effectiveness of the Registration Statement, pursuant to the terms of any contract, agreement or other instrument described in or filed as an exhibit to the Registration Statement, to have any securities that have been issued by the Company and are owned by such person registered pursuant to the Securities Act and included in the Registration Statement or sold in the offering contemplated thereby, except for such rights as we have been advised by the Company in an officer’s certificate, have been complied with or waived.

In connection with the preparation of the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, we have participated in conferences with directors, officers and other representatives of the Company and the Subsidiaries, representatives of Grant Thornton LLP and representatives of the Underwriters and counsel for the Underwriters at which the contents of the Registration Statement, the Time of Sale Disclosure Package and the Prospectus and related matters were discussed. The purpose of our professional engagement was not to establish or confirm factual matters set forth in the Registration Statement, Time of Sale Disclosure Package or Prospectus, and we have not undertaken any obligation to verify independently any of the factual matters set forth in the Registration Statement, Time of Sale Disclosure Package or Prospectus, except with respect to opinion paragraphs 8 and 9 above. Moreover, many of the determinations required to be made in the preparation of the Registration Statement, Time of Sale Disclosure Package or Prospectus involve matters of a non-legal nature. Based upon and subject to the foregoing, we confirm to you that, on the basis of the information we gained in the course of performing the services referred to above, no fact has come to our attention which leads us to believe that the Registration Statement at the time such Registration Statement became or is deemed to have become effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, that the Time of Sale Disclosure Package, as of [], contained an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that the Prospectus at the date of such Prospectus or at the date hereof contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we express no view with respect to the financial statements, notes and schedules thereto, and other information of a financial or accounting nature included in the Registration Statement, Time of Sale Disclosure Package or Prospectus).

ANNEX II

Form of Opinion of Paul, Hastings, Janofsky & Walker LLP

Based upon the foregoing, and in reliance thereon, and subject to the limitations, qualifications and exceptions set forth herein, we are of the following opinions:

1. No consent, approval, authorization or order of or filing with any federal or state governmental authority or to our knowledge, any state or United States federal court, is required for the transfer or sale by the Selling Stockholders of the Selling Stockholder Shares other than (a) those that have been obtained under the Securities Act, the Exchange Act or the rules of NASDAQ Stock Market, Inc., (b) those under state securities or blue sky laws (as to which we express no opinion) and (c) any necessary approval of the Corporate Financing Department of NASD Regulation, Inc. (as to which we express no opinion).

2. Based solely upon a review of the pertinent stock certificates registered in the name of the Company and the Company’s stock transfer ledger, each of the Selling Stockholders is the owner of record of the respective Selling Stockholder Shares to be sold by each such Selling Stockholder pursuant to the Purchase Agreement.

3. Each Selling Stockholder has the full legal right and authority to enter into the Purchase Agreement, a Power of Attorney and Custody Agreement (the “Custody Agreement”) and, to our knowledge, to sell, transfer and deliver, in the manner provided in the Purchase Agreement and the Custody Agreement, the Selling Stockholder Shares being sold by such Selling Stockholder.

4. Upon delivery of the Selling Stockholder Shares to the Underwriters and payment therefor, in accordance with the Purchase Agreement, the Underwriters will acquire the Selling Stockholder Shares free of any perfected security interests and adverse claims of which they did not have notice except to the extent that any of them has not acted in good faith or has been party to any fraud or illegality affecting the Selling Stockholder Shares.

5. The execution, delivery and performance of the Purchase Agreement and the Custody Agreement have been duly authorized by all necessary action on the part of the Selling Stockholders, the Purchase Agreement and the Custody Agreement have been duly executed and delivered by (or by the Attorneys-in-Fact, or either of them, on behalf of) the Selling Stockholders and each of the Purchase Agreement and the Custody Agreement is a valid and binding agreement of each Selling St, enforceable against each Selling Stockholder in accordance with its terms (except as rights to indemnity hereunder or thereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and subject to general principles of equity.

6. The execution and delivery of the Purchase Agreement and the Custody Agreement by the Selling Stockholders and the transfer or sale by the Selling Stockholders of the Selling Stockholder Shares in accordance therewith will not (a) violate any provisions of the Charter Documents; (b) constitute a breach by the Selling Stockholders of any material agreement, indenture, or other instrument known to us to which any of the Selling Stockholders are bound; (c) cause any of the Selling Stockholders to violate any federal or Delaware corporate or California law, regulation or rule (other than state securities or blue sky laws, as to which we express no opinion) applicable to the Selling Stockholder; or (d) cause any Selling Stockholder to violate any decree, judgment or order of any federal or state court or governmental instrumentality to which any of the Selling Stockholders is a named party and which is known to us.

ANNEX III

Form of Opinion of Selling Stockholder General Counsel

Based upon and subject to the foregoing, it is my opinion that:

1. No consent, approval, authorization or order of or filing with any federal or state governmental authority or to my knowledge, any state or United States federal court, is required for the transfer or sale by the Selling Stockholder of the Selling Stockholder Shares other than (a) those that have been obtained under the Securities Act, the Exchange Act or the rules of NASDAQ Stock Market, Inc., (b) those under state securities or blue sky laws (as to which I express no opinion) and (c) any necessary approval of the Corporate Financing Department of NASD Regulation, Inc. (as to which I express no opinion).

2. The Selling Stockholder is the owner of record of the Selling Stockholder Shares to be sold by the Selling Stockholder pursuant to the Purchase Agreement.

3. The Selling Stockholder has the full legal right and authority to enter into the Purchase Agreement and the Custody Agreement and, to my knowledge, to sell, transfer and deliver, in the manner provided in the Purchase Agreement and the Custody Agreement, the Selling Stockholder Shares being sold by the Selling Stockholder.

4. Upon delivery of the Selling Stockholder Shares to the Underwriters and payment therefor, in accordance with the Purchase Agreement, the Underwriters will acquire the Selling Stockholder Shares free of any perfected security interests and adverse claims of which they did not have notice except to the extent that any of them has not acted in good faith or has been party to any fraud or illegality affecting the Selling Stockholder Shares.

5. The execution, delivery and performance of the Purchase Agreement and the Custody Agreement have been duly authorized by all necessary action on the part of the Selling Stockholder, the Purchase Agreement and the Custody Agreement have been duly executed and delivered by (or by the Attorneys-in-Fact, or either of them, on behalf of) the Selling Stockholder and each of the Purchase Agreement and the Custody Agreement is a valid and binding agreement of the Selling Stockholder, enforceable against the Selling Stockholder in accordance with its terms (except as rights to indemnity thereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and subject to general principles of equity).

6. The execution and delivery of the Purchase Agreement and the Custody Agreement by the Selling Stockholder and the transfer or sale by the Selling Stockholder of the Selling Stockholder Shares in accordance therewith will not (a) violate any provisions of the Charter Documents; (b) constitute a breach by the Selling Stockholder of any material agreement, indenture, or other instrument known to me to which the Selling Stockholder is bound; (c) cause the Selling Stockholder to violate any federal or Delaware corporate law, regulation or rule (other than state securities or blue sky laws, as to which I express no opinion) applicable to the Selling Stockholder; or (d) cause the Selling Stockholder to violate any decree, judgment or order of any federal or state court or governmental instrumentality to which the Selling Stockholder is a named party and which is known to me.

ANNEX IV

Form of Opinion of Hogan & Hartson LLP

This letter is based as to matters of law solely on (i) the Federal Food, Drug, and Cosmetic Act, as amended (the “FDC Act”) and the regulations promulgated thereunder; (ii) the Medicare and Medicaid reimbursement and anti-kickback provisions of the Social Security Act, as amended (the “Social Security Act Provisions”), and the regulations promulgated thereunder; (iii) the federal Civil False Claims Act (the “False Claims Act”) and (iv) HIPAA and the regulations promulgated thereunder.

Based upon, subject to and limited by the assumptions, qualifications, exceptions, and limitations set forth in this opinion letter, we are of the opinion that the statements under the Regulatory Captions, insofar as such statements purport to summarize applicable provisions of (i) the FDC Act and the regulations promulgated thereunder; (ii) the Social Security Act Provisions and the regulations promulgated thereunder; (iii) the False Claims Act and (iv) HIPAA and the regulations promulgated thereunder are accurate summaries in all material respects of the provisions purported to be summarized under such captions in the Preliminary Prospectus and in the Final Prospectus.

ANNEX V

Form of Opinion of Knobbe Martens Olson & Bear LLP

1. To such counsel’s knowledge, the Company is listed in the records of the U.S. Patent and Trademark Office as the sole holder of record of each of the patents listed under the heading “U.S. Patents Held by the Company” on Schedule A hereof (the “U.S. Patents”) and each of the patent applications listed under the heading “U.S. Patent Applications Submitted by the Company” on Schedule A hereof (the “U.S. Applications”). To the knowledge of such counsel, the Company owns [__] issued U.S. Patents and [___] pending U.S. Applications. Such counsel knows of no claims of third parties to any ownership interest or lien with respect to any of the U.S. Patents or U.S. Applications, except that the Company has granted to such counsel a security interest in and lien on certain Patents and Applications pursuant to an engagement agreement between the Company and such counsel, which security interest is unperfected.

2. To such counsel’s knowledge, the Company is listed in the records of the appropriate foreign patent office as the sole holder of record of each of the foreign patents listed under the heading “Non-U.S. Patents Held by the Company” on Schedule B hereof (the “Non-U.S. Patents”) (collectively, the U.S. Patents and Non-U.S. Patents are referred to herein as the “Patents”) and each of the foreign patent applications listed under the heading “Non-U.S. Patent Applications Submitted by the Company” on Schedule B hereof (the “Non-U.S. Applications”) (collectively, the U.S. Applications and the Non-U.S. Applications are referred to herein as the “Applications”). Such counsel knows of no claims of third parties to any ownership interest or lien with respect to any of such Non-U.S. Patents or Non-U.S. Applications, except that the Company has granted to such counsel a security interest in and lien on certain Patents and Applications pursuant to an engagement agreement between the Company and such counsel, which security interest is unperfected.

3. To such counsel’s knowledge, the statements under the Prospectus captions “Risk Factors—If the patents we own or license, or our other intellectual property rights, do not adequately protect our products, we may lose market share to our competitors and be unable to operate our business profitably,” “Risk Factors—If third parties claim that we infringe their intellectual property rights, we may incur liabilities and costs and may have to redesign or discontinue selling certain products,” “Risk Factors—We believe competitors may currently be violating and may in the future violate our proprietary rights, which may result in substantial expense and may divert our attention from the implementation of our business strategy” (collectively, the “Intellectual Property Portion”) in the Registration Statement and the Prospectus and any amendment or supplement thereto, insofar as such statements constitute a summary of the Patents and Applications, fairly, accurately and completely summarize in all material respects the legal matters, documents and proceedings known to counsel relating to such Patents and Applications described therein.

4. To such counsel’s knowledge, except as described in the Prospectus, (A) the Company owns or licenses the Intellectual Property referenced in the Prospectus, and there are no material rights of third parties to any such Intellectual Property; (B) there is no significant infringement or other violation by third parties of any of such Intellectual Property; (C) there is no infringement of any valid claim of a patent of others known to counsel; (D) there is no pending or threatened action, suit, proceeding or claim by governmental authorities or others that the Company infringes or otherwise violates any Intellectual Property of others; (E) there is no pending or threatened action, suit, proceeding or claim by governmental authorities or others challenging the rights of the Company in or to, or challenging the scope of, any Intellectual Property of the Company referenced in the Prospectus, except in the course of patent office proceedings, including, but not limited to a Patent Inteference with Nellcor, and such counsel is unaware of any facts, other than as set forth, that would form a reasonable basis for any such claim; and (F) there is no prior art or other facts known to counsel that counsel has concluded is likely to render any patent held by the Company invalid or unenforceable, other than the patent already held unenforceable in the litigation with Nellcor.

5. To such counsel’s knowledge, there is no challenge made by a third party to inventorship with respect to the Applications of the Company presently on file that such counsel believes would (A) preclude the issuance of patents with respect to such Applications, or (B) lead such counsel to conclude that such patents, if and when issued, would not be valid and enforceable in accordance with the applicable law and regulations;

6. Nothing has come to the attention of such counsel that would lead such counsel to believe that the information regarding Intellectual Property matters described in the Intellectual Property Portions of (a) the Registration Statement, when such portions became effective and as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or (b) the documents specified in Exhibit      to this letter, which are contained in the Time of Sale Disclosure Package as of the Time of Sale, contained any untrue statement of material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (c) the Prospectus (as of its date and as of the closing Date), as amended or supplemented, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no belief or opinion as to the financial statements and schedules or other financial data included or incorporated by reference therein.